By supplement to Prospectus ("Sticker") dated February 6, 1997 Ameritas Life Insurance Corp. ("ALIC") amends its prospectus at page 1 and elsewhere to disclose that the minimum initial Specified Amount is generally $100,000, and lower Specified Amounts may be requested.